UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Dryden Index Series Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	William V. Healey Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-2991

Date of fiscal year end:	9/30/2004

Date of reporting period:	9/30/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Stock Index Fund

SEPTEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

November 15, 2004

We hope that you find the annual report for the Dryden Stock Index Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Index Series Fund/Dryden Stock Index Fund

Dryden Index Series Fund/Dryden Stock Index Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Stock Index Fund (the Fund) is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	13.16% (13.11)	N/A	N/A	–17.66% (–17.89)
Class B	12.27 (12.23)	N/A	N/A	–20.68 (–20.90)
Class C	12.27 (12.23)	N/A	N/A	–20.63 (–20.86)
Class I	13.50 (13.46)	–6.97% (–7.22)	N/A	28.97 (28.46)
Class Z	13.41 (13.36)	–7.40 (–7.66)	175.76% (174.66)	218.38 (217.11)
S&P 500 Index[3]	13.86	–6.38	186.01	***
Lipper S&P 500 Index Objective Funds Avg.[4]	13.17	–8.83	174.24	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	9.48% (9.43)	N/A	N/A	–4.56% (–4.62)
Class B	7.27 (7.23)	N/A	N/A	–4.84 (–4.89)
Class C	11.27 (11.23)	N/A	N/A	–4.63 (–4.69)
Class I	13.50 (13.46)	–1.43% (–1.49)	N/A	3.61 (3.56)
Class Z	13.41 (13.36)	–1.53 (–1.58)	10.68% (10.63)	10.22 (10.18)
S&P 500 Index[3]	13.86	–1.31	11.08	***
Lipper S&P 500 Index Objective Funds Avg.[4]	13.17	–1.84	10.61	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject

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to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class I and Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class I and Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, B, and C, 11/18/99; Class I, 8/1/97; and Class Z, 11/5/92.

3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are –13.70% for Class A, B, and C; 29.94% for Class I; and 233.84% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are –3.00% for Class A, B, and C; 3.72% for Class I; and 10.65% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are –15.93% for Class A, B, and C; 25.84% for Class I; and 219.86% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are –3.53% for Class A, B, and C; 3.25% for Class I; and 10.25% for Class Z.

Dryden Index Series Fund/Dryden Stock Index Fund	3

Your Fund’s Performance (continued)

S&P 500 Index as of 9/30/04

Source: Factset.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Dryden Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Dryden Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index.

*	Industry weightings are subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

One terrific quarter made the year

The Dryden Stock Index Fund’s return (Class A shares) was in line with that of the S&P 500 Index (the Index) and the Lipper Average of similar index funds, all of which were between 13% and 14%. The gain occurred almost entirely in the last quarter of 2003 when investors anticipated that an accelerating economy would produce a surge in earnings, particularly in the technology and energy sectors. The Index returned 12% in that one quarter, and sectors that benefit particularly from rapid economic growth—materials, energy, industrials, and consumer discretionary—made the greatest share-price gains. Technology and telecommunications services performed at about the market average, still a substantial three-month return. These gains left valuations (share prices in relation to earnings and balance sheets) of many rapidly growing companies unusually high at the end of 2003.

Some corrections in 2004

Over the long term, economists expect share prices to rise roughly in line with the growth of profits. On this view, the steep rise in some stocks in the fourth quarter of 2003 was a case of share prices “getting ahead of themselves.” Expected future earnings growth was already incorporated in many share prices. As a result, the market flattened early in 2004. Investors became more cautious because of uncertainties about political and geopolitical events, energy prices, job creation, future interest rates, and efforts to slow China’s economy. Moreover, as the year progressed, there were signs that U.S. economic growth was slowing. Consumer spending, which had been sustaining growth since the recession of 2001, began to slow. On the other hand, some of investors’ expectations for profit growth were fulfilled as the second quarter of 2004 marked the fourth successive quarter of (annualized) S&P 500 Index earnings growth above 20%.

As a result of these factors, the Index fluctuated in a tight range during the first three quarters of 2004. The energy sector far outperformed all others, driven by both long-term and short-term supply and demand considerations. Broadly, value stocks outperformed growth stocks during this period. There were significant industry-level share-price movements that generally favored stocks that had been inexpensive at the beginning of the year. Internet software and services, Internet and catalog retail, and wireless telecommunications services had gains greater than 30% over the three quarters of 2004, as measured by S&P 500 industry indexes. Profits at Yahoo! were very strong, particularly when compared with those of traditional media companies.

In contrast, growth stocks lost ground. Growth stocks in all sectors except energy fell, but the technology sector fell farthest. Not only had expectations been high, but forecasts for future technology profits declined sharply during the year. The S&P semiconductor and semiconductor equipment industry index lost more than 30% in

Dryden Index Series Fund/Dryden Stock Index Fund	5

Investment Adviser’s Report (continued)

the first three quarters of 2004. Companies that manufacture products for the owners of electronics brands also performed poorly. These firms can make many different types of device, so their profitability is considered to reflect the prospects of the entire electronics industry. Pharmaceutical stocks and several industries that are exposed to the overall pace of economic activity fell, including airlines (which also faced the impact of high fuel costs), media, automobiles, and capital markets.

Over the fiscal year as a whole, all sectors were up

The substantial gains in the last quarter of 2003 were enough to offset the three bad quarters for the technology sector, leaving it with a modest advance over the Fund’s reporting period. However, within the sector, the semiconductor and electronics manufacturing industries fell substantially and the broad software and technology services industry also declined, while Internet stocks had a dramatic rise. Overall gains in the healthcare sector also were quite small, pulled down by the fall of pharmaceutical and biotechnology stocks.

The market leaders over the full year were the energy and materials sectors because of imports by developing countries, particularly China, and limitations in production capacity. The steel, oil and gas refineries, metals and mining, and oil and gas exploration industries had gains greater than 50% over the year. Wireless telecommunications services had similar gains as prior investments in the infrastructure for new cellular telephone services finally paid off in consumer usage. The wireless industry’s gains pushed the broader telecommunications services sector above 20% for the Fund’s fiscal year.

As the prices of stocks with the highest valuations tended to fall and inexpensive stocks to rise, the large price/earnings disparities from the beginning of the year generally were evened out. At the end of the Fund’s reporting period, sector price/earnings averages were less widely dispersed. The market was relatively quiet in the absence of clear reasons to push overall prices either higher or lower.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical

Dryden Index Series Fund/Dryden Stock Index Fund	7

Fees and Expenses (continued)

examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Stock Index Fund		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$995	0.62%	$3.09
	Hypothetical	$1,000	$1,022	0.62%	$3.13

Class B	Actual	$1,000	$991	1.40%	$6.97
	Hypothetical	$1,000	$1,018	1.40%	$7.06

Class C	Actual	$1,000	$991	1.40%	$6.97
	Hypothetical	$1,000	$1,018	1.40%	$7.06

Class I	Actual	$1,000	$996	0.30%	$1.50
	Hypothetical	$1,000	$1,024	0.30%	$1.52

Class Z	Actual	$1,000	$996	0.40%	$2.00
	Hypothetical	$1,000	$1,023	0.40%	$2.02

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

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Portfolio of Investments

as of September 30, 2004

Shares		Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.7%
COMMON STOCKS

Aerospace/Defense 2.1%
169,084	(c)	Boeing Co.	$8,728,116
40,606		General Dynamics Corp.	4,145,873
173,815		Honeywell International, Inc.	6,233,006
88,456		Lockheed Martin Corp.	4,934,076
76,348	(c)	Northrop Grumman Corp.	4,071,639
90,544		Raytheon Co.	3,438,861
37,663		Rockwell Automation, Inc.	1,457,558
34,863		Rockwell Collins, Inc.	1,294,812
103,620		United Technologies Corp.	9,676,035

			43,979,976

Agricultural Products 0.1%
51,992		Monsanto Co.	1,893,549

Airlines 0.1%
23,984	(c)	Delta Airlines, Inc.(a)	78,907
162,674	(c)	Southwest Airlines Co.	2,215,620

			2,294,527

Aluminum 0.3%
172,644		Alcoa, Inc.	5,799,112

Automobiles & Trucks 0.8%
8,579	(c)	Cummins, Inc.	633,902
32,140		Dana Corp.	568,557
111,184		Delphi Automotive Systems Corp.	1,032,899
364,763	(c)	Ford Motor Co.	5,124,920
111,478	(c)	General Motors Corp.	4,735,586
34,999		Genuine Parts Co.	1,343,262
37,552		Johnson Controls, Inc.	2,133,329
14,960	(c)	Navistar International Corp.(a)	556,362
28,270		Visteon Corp.	225,877

			16,354,694

Banking 7.9%
72,300	(c)	AmSouth Bancorporation	1,764,120
817,204		Bank of America Corp.	35,409,449
154,036		Bank of New York Co., Inc.	4,493,230
110,958	(c)	BB&T Corp.	4,403,923

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	1

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares		Description	Value (Note 1)

46,667	(c)	Capital One Financial Corp.	$3,448,691
35,961		Comerica, Inc.	2,134,285
112,673		Fifth Third Bancorp	5,545,765
25,700		First Horizon National Corp.	1,114,352
31,492	(c)	Golden West Financial Corp.	3,494,038
48,929	(c)	Huntington Bancshares, Inc.	1,218,821
711,666		JP Morgan Chase & Co.	28,274,490
80,635		KeyCorp	2,548,066
24,000		M&T Bank Corp.	2,296,800
83,246		Mellon Financial Corp.	2,305,082
132,398	(c)	National City Corp.	5,113,211
35,900	(c)	North Fork Bancorporation, Inc.	1,595,755
45,062		Northern Trust Corp.	1,838,530
55,536		PNC Financial Services Group	3,004,498
58,602	(c)	Providian Financial Corp.(a)	910,675
91,037		Regions Financial Corp.	3,009,683
64,700		SouthTrust Corp.	2,695,402
59,300		Sovereign Bancorp, Inc.	1,293,926
68,662		State Street Corp.	2,932,554
56,383	(c)	SunTrust Banks, Inc.	3,969,927
383,395		US Bancorp	11,080,116
263,265	(c)	Wachovia Corp.(e)	12,360,292
338,540		Wells Fargo & Co.	20,187,140
18,500		Zions Bancorporation	1,129,240

			169,572,061

Beverages 2.3%
7,247		Adolph Coors Co.	492,216
162,054		Anheuser - Busch Co., Inc.	8,094,597
24,576		Brown-Forman Corp.	1,125,581
489,132		Coca-Cola Co.	19,589,737
93,900		Coca-Cola Enterprises, Inc.	1,774,710
49,500		Pepsi Bottling Group, Inc.	1,343,925
339,305		PepsiCo, Inc.	16,507,188

			48,927,954

Chemicals 1.1%
45,832		Air Products & Chemicals, Inc.	2,492,344
187,336		Dow Chemical Co.	8,463,841
201,444		E.I. du Pont de Nemours & Co.	8,621,803
15,893		Eastman Chemical Co.	755,712
24,331	(c)	Hercules, Inc.(a)	346,717
45,470		Rohm & Haas Co.	1,953,846

See Notes to Financial Statements.

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Shares		Description	Value (Note 1)

13,816		Sigma-Aldrich Corp.	$801,328

			23,435,591

Chemical—Specialty 0.2%
24,904		Engelhard Corp.	706,028
9,690		Great Lakes Chemical Corp.	248,064
63,458		Praxair, Inc.	2,712,195

			3,666,287

Commercial Services 0.1%
32,400		Convergys Corp.(a)	435,132
30,988		Moodys Corp.	2,269,871

			2,705,003

Computer Hardware 2.4%
76,412		Apple Computer, Inc.(a)	2,960,965
505,440	(c)	Dell, Inc.(a)	17,993,664
60,992	(c)	Gateway, Inc.(a)	301,911
338,234		International Business Machines Corp.	29,000,183
18,000	(c)	NCR Corp.(a)	892,620
49,665		Seagate Technology(a)	0

			51,149,343

Computer Software & Services 7.3%
49,120		Adobe Systems, Inc.	2,429,966
27,900	(c)	Affiliated Computer Services, Inc. Class A(a)	1,553,193
21,810	(c)	Autodesk, Inc.	1,060,620
118,178		Automatic Data Processing, Inc.	4,883,115
39,200		BMC Software, Inc.(a)	619,752
1,350,844		Cisco Systems, Inc.(a)	24,450,276
36,800	(c)	Citrix Systems, Inc.(a)	644,736
118,258	(c)	Computer Associates International, Inc.	3,110,185
37,751	(c)	Computer Sciences Corp.(a)	1,778,072
75,800		Compuware Corp.(a)	390,370
132,300	(c)	eBay, Inc.(a)	12,163,662
60,600	(c)	Electronic Arts, Inc.(a)	2,786,994
497,504	(c)	EMC Corp.(a)	5,741,196
172,752		First Data Corp.	7,514,712
36,800	(c)	Intuit, Inc.(a)	1,670,720
37,320	(c)	KLA-Tencor Corp.(a)	1,548,034
17,700	(c)	Mercury Interactive Corp.(a)	617,376
124,816	(c)	Micron Technology, Inc.(a)	1,501,537
2,167,612		Microsoft Corp.	59,934,472

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	3

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares		Description	Value (Note 1)

81,202	(c)	Novell, Inc.(a)	$512,385
31,000		Novellus Systems, Inc.(a)	824,290
35,200	(c)	NVIDIA Corp.(a)	511,104
1,058,840	(c)	Oracle Corp.(a)	11,943,715
56,579		Parametric Technology Corp.(a)	298,737
76,000		PeopleSoft, Inc.(a)	1,508,600
101,100		Siebel Systems, Inc.(a)	762,294
661,696	(c)	Sun Microsystems, Inc.(a)	2,673,252
57,000		SunGuard Data Systems, Inc.(a)	1,354,890
86,577	(c)	VERITAS Software Corp.(a)	1,541,071

			156,329,326

Construction 0.2%
16,437		Fluor Corp.	731,775
8,591	(c)	KB Home	725,854
26,286		Pulte Homes, Inc.	1,613,172
20,800	(c)	Vulcan Materials Co.	1,059,760

			4,130,561

Containers 0.1%
22,032		Ball Corp.	824,658
16,810		Bemis Co.	446,810
31,658		Pactiv Corp.(a)	736,048

			2,007,516

Cosmetics & Soaps 2.3%
18,285		Alberto-Culver Co.	795,032
92,444		Avon Products, Inc.	4,037,954
42,832	(c)	Clorox Co.	2,282,946
107,330	(c)	Colgate-Palmolive Co.	4,849,169
201,639	(c)	Gillette Co.	8,416,412
18,875		International Flavors & Fragrances, Inc.	721,025
514,238		Procter & Gamble Co.	27,830,560

			48,933,098

Diversified Gas
8,623		NICOR, Inc.	316,464

Drugs & Medical Supplies 10.8%
313,474	(c)	Abbott Laboratories	13,278,759
26,782		Allergan, Inc.	1,943,034
22,900	(c)	AmerisourceBergen Corp.	1,229,959
256,504		Amgen, Inc.(a)	14,538,647

See Notes to Financial Statements.

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Shares		Description	Value (Note 1)

11,738	(c)	Bausch & Lomb, Inc.	$779,990
120,474		Baxter International, Inc.	3,874,444
51,012		Becton Dickinson & Co.	2,637,320
64,820	(c)	Biogen Idec, Inc.(a)	3,965,039
51,423		Biomet, Inc.	2,410,710
165,824		Boston Scientific Corp.(a)	6,588,188
390,614		Bristol-Myers Squibb Co.	9,245,833
21,712		C.R. Bard, Inc.	1,229,551
87,273		Cardinal Health, Inc.	3,819,939
84,900		Caremark Rx, Inc.(a)	2,722,743
74,000	(c)	Forest Laboratories, Inc.(a)	3,328,520
44,300	(c)	Genzyme Corp.(a)	2,410,363
63,048		Guidant Corp.	4,163,690
32,207		Hospira, Inc.(a)	985,534
595,869		Johnson & Johnson	33,565,301
52,133		King Pharmaceuticals, Inc.(a)	622,468
225,297		Lilly (Eli) & Co.	13,529,085
49,800		MedImmune, Inc.(a)	1,180,260
243,258		Medtronic, Inc.	12,625,090
447,644		Merck & Co., Inc.	14,772,252
45,000		Mylan Laboratories, Inc.	810,000
1,525,123		Pfizer, Inc.	46,668,764
21,600		Quest Diagnostics, Inc.	1,905,552
288,624	(c)	Schering-Plough Corp.	5,501,174
35,032		St. Jude Medical, Inc.(a)	2,636,859
79,400	(c)	Stryker Corp.	3,817,552
21,500		Watson Pharmaceuticals, Inc.(a)	633,390
266,491		Wyeth	9,966,763
48,111	(c)	Zimmer Holdings, Inc.(a)	3,802,693

			231,189,466

Education 0.1%
37,200		Apollo Group, Inc.(a)	2,729,364

Electronics 3.9%
71,924	(c)	Advanced Micro Devices, Inc.(a)	935,012
94,796		Agilent Technologies, Inc.(a)	2,044,750
71,500	(c)	Altera Corp.(a)	1,399,255
74,900		Analog Devices, Inc.	2,904,622
101,800	(c)	Electronic Data Systems Corp.	1,973,902
85,175	(c)	Emerson Electric Co.	5,271,481
614,702		Hewlett-Packard Co.	11,525,662
1,297,188		Intel Corp.	26,021,591

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	5

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares		Description	Value (Note 1)

40,600	(c)	Jabil Circuit, Inc.(a)	$933,800
63,200	(c)	Linear Technology Corp.	2,290,368
78,844		LSI Logic Corp.(a)	339,818
67,000		Maxim Integrated Products, Inc.	2,833,430
38,950		Molex, Inc.	1,161,489
471,413		Motorola, Inc.	8,504,291
76,152		National Semiconductor Corp.	1,179,594
24,370		PerkinElmer, Inc.	419,651
33,800		PMC-Sierra, Inc.(a)	297,778
20,600	(c)	QLogic Corp.(a)	609,966
107,700		Sanmina Corp.(a)	759,285
192,300		Solectron Corp.(a)	951,885
14,724		Tektronix, Inc.	489,573
42,000	(c)	Teradyne, Inc.(a)	562,800
344,752		Texas Instruments, Inc.	7,336,323
70,000		Xilinx, Inc.	1,890,000

			82,636,326

Financial Services 7.6%
22,000		Ambac Financial Group, Inc.	1,758,900
254,659		American Express Co.	13,104,752
19,998		Bear, Stearns & Co., Inc.	1,923,208
277,211		Charles Schwab Corp.	2,547,569
1,036,755		Citigroup, Inc.	45,741,630
113,348	(c)	Countrywide Credit Industries, Inc.	4,464,778
8,319		Deluxe Corp.	341,245
66,100		E*TRADE Financial Corp.(a)	754,862
26,930		Equifax, Inc.	709,875
194,534	(c)	Fannie Mae	12,333,456
23,700		Federated Investors, Inc., Class B	674,028
38,900		Fiserv, Inc.(a)	1,356,054
49,214		Franklin Resources, Inc.	2,744,173
138,632		Freddie Mac	9,044,352
96,700		Goldman Sachs Group, Inc.	9,016,308
33,460	(c)	H&R Block, Inc.	1,653,593
48,800		Janus Capital Group, Inc.	664,168
55,874		Lehman Brothers Holdings, Inc.	4,454,275
46,600		Marshall & Ilsley Corp.	1,877,980
254,564		MBNA Corp.	6,415,013
193,034		Merrill Lynch & Co., Inc.	9,597,650
224,536		Morgan Stanley	11,069,625
73,525		Paychex, Inc.	2,216,779
104,500	(c)	Prudential Financial, Inc.(e)	4,915,680

See Notes to Financial Statements.

6	Visit our website at www.jennisondryden.com

Shares		Description	Value (Note 1)

87,392		SLM Corp.	$3,897,683
61,966		Synovus Financial Corp.	1,620,411
25,200		T. Rowe Price Group, Inc.	1,283,688
174,787	(c)	Washington Mutual, Inc.	6,830,676

			163,012,411

Foods 1.4%
137,059		Archer-Daniels-Midland Co.	2,327,262
84,047	(c)	Campbell Soup Co.	2,209,596
107,343	(c)	ConAgra, Inc.	2,759,788
74,872	(c)	General Mills, Inc.	3,361,753
70,814		H.J. Heinz & Co.	2,550,720
50,816		Hershey Foods Corp.	2,373,615
82,970	(c)	Kellogg Co.	3,539,500
28,200		McCormick & Co., Inc.	968,388
159,386		Sara Lee Corp.	3,643,564
128,880		Sysco Corp.	3,856,090
43,804		Wm. Wrigley Jr. Co.	2,773,231

			30,363,507

Forest Products 0.9%
16,649		Boise Cascade Corp.	554,079
53,330		Georgia-Pacific Corp.	1,917,214
98,184		International Paper Co.	3,967,615
101,116		Kimberly-Clark Corp.	6,531,082
24,156	(c)	Louisiana-Pacific Corp.	626,848
39,435		MeadWestvaco Corp.	1,257,977
34,700		Plum Creek Timber Co., Inc.	1,215,541
11,145		Temple-Inland, Inc.	748,387
45,300	(c)	Weyerhaeuser Co.	3,011,544

			19,830,287

Gas Distribution 0.1%
31,400		KeySpan Corp.	1,230,880

Gas Pipelines 0.3%
33,797		Cinergy Corp.	1,338,361
125,904	(c)	El Paso Corp.	1,157,058
24,700		Kinder Morgan, Inc.	1,551,654
7,032		Peoples Energy Corp.	293,094
45,798		Sempra Energy	1,657,429
105,492		Williams Companies, Inc.	1,276,453

			7,274,049

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	7

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares		Description	Value (Note 1)

Health Care 0.7%
29,300	(c)	Anthem, Inc.(a)	$2,556,425
15,700	(c)	Express Scripts, Inc.(a)	1,025,838
19,600	(c)	Fisher Scientific International, Inc.(a)	1,143,268
79,900		Gilead Sciences, Inc.(a)	2,986,662
18,860		Manor Care, Inc.	565,046
59,476		McKesson Corp.	1,525,559
54,534	(c)	Medco Health Solutions, Inc.(a)	1,685,101
32,300		Wellpoint Health Networks, Inc.(a)	3,394,407

			14,882,306

Hospital Management 0.8%
97,931		HCA, Inc.	3,736,067
45,400	(c)	Health Management Associates, Inc.	927,522
34,010		Humana, Inc.(a)	679,520
43,710		IMS Health, Inc.	1,045,543
97,572		Tenet Healthcare Corp.(a)	1,052,802
133,724		United Health Group, Inc.	9,860,808

			17,302,262

Housing Related 0.4%
24,894		Centex Corp.	1,256,151
38,800		Leggett & Platt, Inc.	1,090,280
94,326		Masco Corp.	3,257,077
13,918		Maytag Corp.	255,674
56,127	(c)	Newell Rubbermaid, Inc.	1,124,785
14,238		Stanley Works	605,542
12,139		Whirlpool Corp.	729,432

			8,318,941

Insurance 4.5%
58,400		ACE Ltd.	2,339,504
29,693		Aetna, Inc.	2,967,221
104,400		AFLAC, Inc.	4,093,524
140,208	(c)	Allstate Corp.	6,728,582
521,638		American International Group, Inc.	35,466,168
60,889	(c)	Aon Corp.	1,749,950
38,634		Chubb Corp.	2,715,198
27,797		CIGNA Corp.	1,935,505
33,169	(c)	Cincinnati Financial Corp.	1,367,226
57,953	(c)	Hartford Financial Services Group, Inc.	3,589,029
27,886		Jefferson-Pilot Corp.	1,384,819

See Notes to Financial Statements.

8	Visit our website at www.jennisondryden.com

Shares		Description	Value (Note 1)

36,230		Lincoln National Corp.	$1,702,810
103,940	(c)	Marsh & McLennan Companies, Inc.	4,756,294
29,758		MBIA, Inc.	1,732,213
150,400	(c)	Metlife, Inc.	5,812,960
19,920		MGIC Investment Corp.	1,325,676
63,000		Principal Financial Group, Inc.	2,266,110
43,879		Progressive Corp.	3,718,745
25,929		SAFECO Corp.	1,183,659
132,411		St. Paul Companies, Inc.	4,377,508
22,415		Torchmark Corp.	1,192,030
58,826		UnumProvident Corp.	922,980
28,000		XL Capital Ltd.	2,071,720

			95,399,431

Internet 0.6%
62,200	(c)	Symantec Corp.(a)	3,413,536
273,200		Yahoo!, Inc.(a)	9,264,212

			12,677,748

Leisure 0.6%
17,199		Brunswick Corp.	787,026
125,800	(c)	Carnival Corp.	5,949,082
23,824	(c)	Harrah’s Entertainment, Inc.	1,262,196
34,254		Hasbro, Inc.	643,975
70,700	(c)	International Game Technology	2,541,665
79,613	(c)	Mattel, Inc.	1,443,384

			12,627,328

Lodging 0.2%
75,721		Hilton Hotels Corp.	1,426,584
45,852		Marriott International, Inc.	2,382,470

			3,809,054

Machinery 1.0%
72,228	(c)	Caterpillar, Inc.	5,810,743
19,920		Cooper Industries, Inc.	1,175,280
49,040		Deere & Co.	3,165,532
40,962		Dover Corp.	1,592,193
31,254		Eaton Corp.	1,981,816
35,195	(c)	Ingersoll-Rand Co.	2,392,204
34,784		PACCAR, Inc.	2,404,270
24,192		Parker Hannifin Corp.	1,423,941
10,842		Snap-On, Inc.	298,806

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	9

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares		Description	Value (Note 1)

36,402		Thermo Electron Corp.(a)	$983,582

			21,228,367

Media 3.3%
126,038		Clear Channel Communications, Inc.	3,928,604
446,890	(c)	Comcast Corp.(a)	12,620,174
40,740	(c)	Donnelley (R.R.) & Sons, Co.	1,275,977
17,904	(c)	Dow Jones & Co., Inc.	727,081
53,989		Gannett Co., Inc.	4,522,119
80,012	(c)	Interpublic Group of Companies, Inc.(a)	847,327
16,383		Knight-Ridder, Inc.	1,072,267
37,400		McGraw Hill Companies, Inc.	2,980,406
9,496		Meredith Corp.	487,905
21,300	(c)	Monster Worldwide, Inc.(a)	524,832
30,690	(c)	New York Times Co.	1,199,979
414,013	(c)	The Walt Disney Co.	9,335,993
916,524	(c)	Time Warner, Inc.(a)	14,792,697
66,127	(c)	Tribune Co.	2,721,126
65,400	(c)	Univision Communications, Inc.(a)	2,067,294
346,952	(c)	Viacom, Inc.	11,643,709

			70,747,490

Mineral Resources 0.3%
34,528	(c)	Freeport-McMoran Copper & Gold, Inc.	1,398,384
88,197	(c)	Newmont Mining Corp.	4,015,609
20,030		Phelps Dodge Corp.	1,843,361

			7,257,354

Miscellaneous Basic Industry 6.3%
43,800		American Power Conversion Corp.	761,682
44,000		American Standard Companies, Inc.(a)	1,712,040
44,564		Applera Corp.-Applied Biosystems Group	840,923
334,688	(c)	Applied Materials, Inc.(a)	5,519,005
56,900	(c)	Applied Micro Circuits Corp.(a)	178,097
87,500	(c)	Calpine Corp.(a)	253,750
200,959	(c)	Cendant Corp.	4,340,714
34,800	(c)	Chiron Corp.(a)	1,538,160
12,883		Crane Co.	372,576
61,400	(c)	Danaher Corp.	3,148,592
72,500		Dynegy, Inc.(a)	361,775
49,682	(c)	Ecolab, Inc.	1,562,002
25,000		EOG Resources, Inc.	1,646,250
30,108		Fortune Brands, Inc.	2,230,702

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares		Description	Value (Note 1)

2,112,872		General Electric Co.	$70,950,242
18,474		Grainger (W.W.), Inc.	1,065,026
58,800	(c)	Harley-Davidson, Inc.	3,495,072
61,568		Illinois Tool Works, Inc.	5,736,291
18,786		ITT Industries, Inc.	1,502,692
36,968		Loews Corp.	2,162,628
9,661	(c)	Millipore Corp.(a)	462,279
29,000	(c)	Nabors Industries Ltd.(a)	1,373,150
38,967		Omnicom Group, Inc.	2,846,929
24,404	(c)	Pall Corp.	597,410
14,000		Power-One, Inc.(a)	90,720
34,774		PPG Industries, Inc.	2,130,951
34,600	(c)	Robert Half International, Inc.	891,642
17,418	(c)	Sealed Air Corp.(a)	807,324
46,250		Symbol Technologies, Inc.	584,600
27,967		Textron, Inc.	1,797,439
401,180		Tyco International Ltd.	12,300,179
22,400		Waters Corp.(a)	987,840

			134,248,682

Miscellaneous Consumer Growth 0.9%
156,798	(c)	3M Co.	12,539,136
15,932		Black & Decker Corp.	1,233,774
272,497	(c)	Corning, Inc.(a)	3,019,267
58,765	(c)	Eastman Kodak Co.	1,893,408

			18,685,585

Office Equipment & Supplies 0.7%
22,168		Avery Dennison Corp.	1,458,211
35,100	(c)	Cintas Corp.	1,475,604
25,752		Lexmark International Group, Inc.(a)	2,163,426
68,700	(c)	Network Appliance, Inc.(a)	1,580,100
66,400		Office Depot, Inc.(a)	997,992
44,225		Pitney Bowes, Inc.	1,950,322
96,550	(c)	Staples, Inc.	2,879,121
65,090		Unisys Corp.(a)	671,729
162,598	(c)	Xerox Corp.(a)	2,289,380

			15,465,885

Petroleum 6.1%
17,578	(c)	Amerada Hess Corp.	1,564,442
50,418	(c)	Anadarko Petroleum Corp.	3,345,738
66,348		Apache Corp.	3,324,698

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	11

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares		Description	Value (Note 1)

14,045		Ashland Oil, Inc.	$787,644
31,800		BJ Services Co.	1,666,638
80,464		Burlington Resources, Inc.	3,282,931
430,080		ChevronTexaco Corp.	23,069,491
136,741		ConocoPhillips	11,328,992
49,600		Devon Energy Corp.	3,522,096
1,307,014		Exxon Mobil Corp.	63,167,987
28,359		Kerr-McGee Corp.	1,623,553
69,260		Marathon Oil Corp.	2,859,053
78,838		Occidental Petroleum Corp.	4,409,409
16,114		Sunoco, Inc.	1,192,114
65,463		Transocean Sedco Forex, Inc.(a)	2,342,266
54,839	(c)	Unocal Corp.	2,358,077

			129,845,129

Petroleum Services 0.9%
66,979	(c)	Baker Hughes, Inc.	2,928,322
85,911		Halliburton Co.	2,894,342
27,400		Nobel Corp.(a)	1,231,630
81,552		PG&E Corp.(a)	2,479,181
21,410	(c)	Rowan Companies, Inc.(a)	565,224
120,121		Schlumberger Ltd.	8,085,344
23,500		Valero Energy Corp.	1,884,935

			20,068,978

Railroads 0.5%
72,023	(c)	Burlington Northern Santa Fe Corp.	2,759,201
43,203		CSX Corp.	1,434,340
79,911		Norfolk Southern Corp.	2,376,553
52,229		Union Pacific Corp.	3,060,619

			9,630,713

Real Estate Investment Trust 0.4%
18,300		Apartment Investment & Management Co., Class A	636,474
81,900		Equity Office Properties Trust	2,231,775
56,000		Equity Residential Properties Trust	1,736,000
40,300		Simon Property Group, Inc.	2,161,289
40,600	(c)	Starwood Hotels & Resorts Worldwide, Inc.	1,884,652

			8,650,190

Restaurants 0.7%
33,653		Darden Restaurants, Inc.	784,788
250,330		McDonald’s Corp.	7,016,750

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares		Description	Value (Note 1)

77,400		Starbucks Corp.(a)	$3,518,604
20,779		Wendy’s International, Inc.	698,174
59,432		Yum! Brands, Inc.	2,416,505

			14,434,821

Retail 6.7%
74,113	(c)	Albertson’s, Inc.	1,773,524
54,900	(c)	AutoNation, Inc.(a)	937,692
16,900	(c)	AutoZone, Inc.(a)	1,305,525
60,500		Bed Bath & Beyond, Inc.(a)	2,245,155
66,000		Best Buy Co., Inc.	3,579,840
22,524	(c)	Big Lots, Inc.(a)	275,469
40,378		Circuit City Stores, Inc.	619,399
36,800		Coach, Inc.(a)	1,561,056
93,608	(c)	Costco Wholesale Corp.	3,890,348
80,796	(c)	CVS Corp.	3,403,935
14,923		Dillards, Inc.	294,580
66,650		Dollar General Corp.	1,342,997
35,200		Family Dollar Stores, Inc.	953,920
37,075	(c)	Federated Department Stores, Inc.	1,684,317
178,413	(c)	Gap, Inc.	3,336,323
443,384	(c)	Home Depot, Inc.	17,380,653
54,284		J.C. Penney Co., Inc.	1,915,140
25,900	(c)	Jones Apparel Group, Inc.	927,220
66,600	(c)	Kohl’s Corp.(a)	3,209,454
145,634		Kroger Co.(a)	2,260,240
95,322		Limited, Inc.	2,124,727
21,392	(c)	Liz Claiborne, Inc.	806,906
156,548		Lowe’s Companies, Inc.	8,508,384
59,671		May Department Stores Co.	1,529,368
52,038		Nike, Inc.	4,100,594
26,800		Nordstrom, Inc.	1,024,832
34,854		Radioshack Corp.	998,219
12,849	(c)	Reebok International Ltd.	471,815
90,200	(c)	Safeway, Inc.(a)	1,741,762
40,996	(c)	Sears, Roebuck & Co.	1,633,691
28,716		Sherwin-Williams Co.	1,262,355
26,312		Supervalu, Inc.	724,896
179,982		Target Corp.	8,144,185
29,700		Tiffany & Co.	912,978
98,732	(c)	TJX Companies, Inc.	2,176,053
45,707	(c)	Toys ‘R’ Us, Inc.(a)	810,842
855,726		Wal-Mart Stores, Inc.	45,524,623

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	13

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares		Description	Value (Note 1)

203,978		Walgreen Co.	$7,308,532
27,840	(c)	Winn-Dixie Stores, Inc.	86,026

			142,787,575

Rubber 0.1%
12,088		Cooper Tire & Rubber Co.	243,815
24,199		Goodrich Corp.	758,881
35,571	(c)	Goodyear Tire & Rubber Co.(a)	382,032

			1,384,728

Steel—Producers 0.1%
21,918		Allegheny Technologies, Inc.	400,003
16,628		Nucor Corp.	1,519,300
21,009	(c)	United States Steel Corp.	790,359
14,708		Worthington Industries, Inc.	314,016

			3,023,678

Telecommunications 2.2%
153,600		ADC Telecommunications, Inc.(a)	278,016
60,934		Alltel Corp.	3,345,886
31,222	(c)	Andrew Corp.(a)	382,157
543,854		AT&T Wireless Services, Inc.(a)	8,038,162
87,455	(c)	Avaya, Inc.(a)	1,219,123
56,300	(c)	Broadcom Corp.(a)	1,536,427
29,550	(c)	CenturyTel, Inc.	1,011,792
96,400		CIENA Corp.(a)	190,872
59,400		Citizens Communications Co.	795,366
41,100	(c)	Comverse Technology, Inc.(a)	773,913
292,800	(c)	JDS Uniphase Corp.(a)	986,736
851,867	(c)	Lucent Technologies, Inc.(a)	2,700,418
220,840	(c)	Nextel Communications, Inc.(a)	5,264,826
324,200		Qualcomm, Inc.	12,656,768
350,536		Qwest Communications International, Inc.(a)	1,167,285
33,176		Scientific-Atlanta, Inc.	859,922
283,930	(c)	Sprint Corp. (FON Group)	5,715,511
83,594	(c)	Tellabs, Inc.(a)	768,229

			47,691,409

Textiles
21,834		V.F. Corp.	1,079,691

Tobacco 1.1%
411,479		Altria Group, Inc.	19,355,972

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares		Description	Value (Note 1)

30,100		Reynolds American, Inc.	$2,048,004
30,999		UST, Inc.	1,248,020

			22,651,996

Travel Services
29,741		Sabre Holdings Corp.	729,547

Trucking & Shipping 1.1%
59,216		FedEx Corp.	5,074,219
12,821		Ryder System, Inc.	603,100
226,700	(c)	United Parcel Service, Inc., Class B	17,211,064

			22,888,383

Utility Communications 2.4%
162,466		AT&T Corp.	2,326,513
369,956	(c)	BellSouth Corp.	10,033,207
664,601		SBC Communications, Inc.	17,246,396
555,333		Verizon Communications, Inc.	21,869,013

			51,475,129

Utilities—Electric 2.4%
126,800		AES Corp.(a)	1,266,732
24,800	(c)	Allegheny Energy, Inc.(a)	395,808
39,469	(c)	Ameren Corp.	1,821,494
76,291	(c)	American Electric Power Co., Inc.	2,438,260
59,279		CenterPoint Energy, Inc.	614,130
30,700	(c)	CMS Energy Corp.(a)	292,264
46,151	(c)	Consolidated Edison, Inc.	1,940,188
34,229		Constellation Energy Group, Inc.	1,363,683
64,352	(c)	Dominion Resources, Inc.	4,198,968
35,787		DTE Energy Co.	1,509,854
180,862	(c)	Duke Energy Corp.	4,139,931
65,762		Edison International	1,743,351
46,815		Entergy Corp.	2,837,457
133,656		Exelon Corp.	4,903,839
66,906		FirstEnergy Corp.	2,748,498
37,736	(c)	FPL Group, Inc.	2,578,123
54,400		NiSource, Inc.	1,142,944
18,100		Pinnacle West Capital Corp.	751,150
36,126		PPL Corp.	1,704,425
49,858	(c)	Progress Energy, Inc.	2,110,988
48,997	(c)	Public Service Enterprise Group, Inc.	2,087,272
148,415	(c)	Southern Co.	4,449,482

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	15

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

36,800	TECO Energy, Inc.	$497,904
60,314	TXU Corp.	2,890,247
82,383	Xcel Energy, Inc.	1,426,874

		51,853,866

Waste Management 0.2%
58,500(c)	Allied Waste Industries, Inc.(a)	517,725
118,613	Waste Management, Inc.	3,242,879

		3,760,604

Warehouse/Industrial 0.1%
38,400	ProLogis	1,353,216

	Total common stocks (cost $1,784,395,421)	2,085,721,438

Contingent Value Obligation

Utilities—Electric
21,700	Progress Energy, Inc.(a)(f) (cost $11,826)	0

	Total long-term investments (cost $1,784,407,247)	2,085,721,438

SHORT-TERM INVESTMENTS 23.4%

Mutual Fund 23.2%
495,475,120(d)	Dryden Core Investment Fund-Taxable Money Market Series (cost $495,475,120; Note 3)	495,475,120

Principal Amount (000)

U.S. Government Securities 0.2%
$5,000(b)	United States Treasury Bills 1.63%, 12/16/04 (cost $4,982,847)	4,983,322

	Total short-term investments (cost $500,457,967)	500,458,442

	Total Investments 121.1% (cost $2,284,865,214)	2,586,179,880
	Liabilities in excess of other assets (21.1%)	(450,415,792)

	Net Assets 100%	$2,135,764,088

(a)	Non-income producing security.
(b)	Pledged as initial margin for financial futures contracts.
(c)	Securities, or portion thereof, on loan, see Note 4.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Affiliated security.
(f)	Fair valued security, see Note 1.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2004 were as follows:

Mutual Fund	23.2%
Drugs & Medical Supplies	10.8
Banking	7.9
Financial Services	7.6
Computer Software & Services	7.3
Retail	6.7
Miscellaneous Basic Industry	6.3
Petroleum	6.1
Insurance	4.5
Electronics	3.9
Media	3.3
Computer Hardware	2.4
Utilities-Electric	2.4
Utility Communications	2.4
Beverages	2.3
Cosmetics & Soaps	2.3
Telecommunications	2.2
Aerospace/Defense	2.1
Foods	1.4
Chemicals	1.1
Tobacco	1.1
Trucking & Shipping	1.1
Machinery	1.0
Forest Products	0.9
Miscellaneous Consumer Growth	0.9
Petroleum Services	0.9
Automobiles & Trucks	0.8
Hospital Management	0.8
Health Care	0.7
Office Equipment & Supplies	0.7
Restaurants	0.7
Internet	0.6
Leisure	0.6
Railroads	0.5
Housing Related	0.4
Real Estate Investment Trust	0.4
Aluminum	0.3
Gas Pipelines	0.3
Mineral Resources	0.3
Chemical-Specialty	0.2
Construction	0.2
Lodging	0.2
US Government Securities	0.2
Waste Management	0.2
Agricultural Products	0.1
Airlines	0.1
Commercial Services	0.1
Containers	0.1
Education	0.1
Gas Distribution	0.1
Rubber	0.1
Steel-Producers	0.1
Warehouse/Industrial	0.1

121.1
Liabilities in excess of other assets	(21.1)

100.0%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	17

Statement of Assets and Liabilities

as of September 30, 2004

Assets
Investments at value, including securities on loan of $429,828,480 (cost $2,284,865,214)	$2,586,179,880
Dividends and interest receivable	2,612,648
Receivable for Fund shares sold	1,720,337
Other assets	59,874

Total assets	2,590,572,739

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	445,004,149
Payable for Fund shares reacquired	8,751,756
Management fee payable	514,062
Accrued expenses	359,684
Distribution fee payable	149,807
Due to broker—variation margin	25,171
Deferred trustees’ fees	4,022

Total liabilities	454,808,651

Net Assets	$2,135,764,088

Net assets were comprised of:
Common stock, at par	$85,142
Paid-in capital in excess of par	2,141,214,003

2,141,299,145
Undistributed net investment income	22,961,128
Accumulated net realized loss on investments	(329,306,535)
Net unrealized appreciation on investments	300,810,350

Net assets September 30, 2004	$2,135,764,088

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($85,082,170 ÷ 3,396,792 shares of beneficial interest issued and outstanding)	$25.05
Maximum sales charge (3.25% of offering price)	0.84

Maximum offering price to public	$25.89

Class B
Net asset value, offering price and redemption price per share ($108,217,466 ÷ 4,365,374 shares of beneficial interest issued and outstanding)	$24.79

Class C
Net asset value, offering price and redemption price per share ($51,945,695 ÷ 2,095,286 shares of beneficial interest issued and outstanding)	$24.79

Class Z
Net asset value, offering price and redemption price per share ($790,519,366 ÷ 31,499,739 shares of beneficial interest issued and outstanding)	$25.10

Class I
Net asset value, offering price and redemption price per share ($1,099,999,391 ÷ 43,784,883 shares of beneficial interest issued and outstanding)	$25.12

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	19

Statement of Operations

Year Ended September 30, 2004

Net Investment Income
Dividends	$40,859,756
Interest	70,816
Income from securities loaned, net	496,499

Total income	41,427,071

Expenses
Management fee	6,957,919
Distribution fee—Class A	190,085
Distribution fee—Class B	1,101,930
Distribution fee—Class C	526,974
Transfer agent fee—Class A	57,300
Transfer agent fee—Class B	226,200
Transfer agent fee—Class C	68,800
Transfer agent fee—Class Z	856,100
Transfer agent fee—Class I	15,800
Custodian’s fees and expenses	263,000
Registration fees	64,000
Legal fees and expenses	51,000
Trustees’ fees	39,000
Insurance	38,000
Audit fee	21,000
Miscellaneous	42,473

Total expenses	10,519,581

Less: Expense subsidy (Note 2)	(479,080)

Net expenses	10,040,501

Net investment income	31,386,570

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(117,639,570)
Financial futures contracts	11,301,275

(106,338,295)

Net change in unrealized appreciation on:
Investments	367,059,970
Financial futures contracts	1,585,634

368,645,604

Net gain on investments	262,307,309

Net Increase In Net Assets Resulting From Operations	$293,693,879

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$31,386,570	$27,053,109
Net realized loss on investment transactions	(106,338,295)	(16,273,592)
Net change in unrealized appreciation on investments	368,645,604	406,546,770

Net increase in net assets resulting from operations	293,693,879	417,326,287

Dividends from net investment income (Note 1)
Class A	(706,145)	(453,916)
Class B	(380,947)	(126,697)
Class C	(185,574)	(68,315)
Class Z	(10,611,644)	(8,444,819)
Class I	(19,320,388)	(14,660,492)

	(31,204,698)	(23,754,239)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	567,196,166	513,855,142
Net asset value of shares issued in reinvestment of dividends	25,160,223	18,168,390
Cost of shares reacquired	(890,551,839)	(486,940,742)

Net increase (decrease) in net assets from Fund share transactions	(298,195,450)	45,082,790

Total increase (decrease)	(35,706,269)	438,654,838

Net Assets
Beginning of year	2,171,470,357	1,732,815,519

End of year(a)	$2,135,764,088	$2,171,470,357

(a) Includes undistributed net investment income of:	$22,961,128	$22,779,256

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	21

Notes to Financial Statements

The Dryden Index Series Fund (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Dryden Stock Index Fund (the “Fund”) formerly known as the Prudential Stock Index Fund. Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Index Series Fund/Dryden Stock Index Fund	23

Notes to Financial Statements

Cont’d

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities. The Fund receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of a capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective June 1, 2004, the management fee paid to PI is computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund up to $1 billion and .25 of 1% in excess of $1 billion.

Prior to June 1, 2004, the management fee paid to PI was computed at an annual rate of .30% of 1% of the average daily net assets of the Fund.

PI has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed .10% of the average daily net assets for each share class. PI has also contractually agreed to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer fees, do not exceed .55%, 1.30%, 1.30%, .30% and .30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the year ended September 30, 2004, PI subsidized $479,080 of the expenses of the Fund (.01%, .12%, .04%, .02% and .01% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, annualized respectively; $.0027, $.0288, $.0105 $.0045 and $.0032 per Class A, Class B, Class C, Class Z and Class I shares, respectively).

Dryden Index Series Fund/Dryden Stock Index Fund	25

Notes to Financial Statements

Cont’d

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% on the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $120,000 and $35,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended September 30, 2004. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2004, it received approximately $295,000 and $18,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is October 29, 2004. Effective October 29, 2004, the Funds entered into a

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revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2004.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended September 30, 2004, the Fund incurred fees of approximately $48,400, $176,900, $56,200, $833,400, and $2 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of September 30, 2004 approximately $5,000, $14,100, $5,100, $70,900 and $0 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately, $62,800 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC (“Wachovia”), an affiliate of PI, were approximately $60,900 for the year ended September 30, 2004. As of September 30, 2004, approximately $5,900 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

PIM is the Fund’s securities lending agent. For the year ended September 30, 2004, PIM has been compensated approximately $165,500 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2004, the Fund earned income of approximately $960,600 and $496,500 from the portfolio, by investing its excess cash and collateral received from securities lending, respectively.

Dryden Index Series Fund/Dryden Stock Index Fund	27

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2004 aggregated $112,603,331 and $341,556,456 respectively.

During the year ended September 30, 2004, the Fund entered into financial futures contracts. Details of open contracts at September 30, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at September 30, 2004	Value at Trade Date	Unrealized Appreciation
	Long Position:
202	S&P 500 Index Futures	Dec 2004	$56,302,450	$56,806,766	$504,316

As of September 30, 2004, the Fund had securities on loan with an aggregate market value of $429,828,480. The Fund received $445,004,149 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the years ended September 30, 2004 and September 30, 2003, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $31,204,698 and $23,754,239, respectively, was ordinary income. As of September 30, 2004, the accumulated undistributed ordinary income on a tax basis was $22,961,128.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2004 of approximately $200,261,000, of which $1,876,000 expires in 2009, $56,241,000 expires in 2010, $140,177,000 expires in 2011 and $1,967,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

In addition, as of September 30, 2004, the Fund elected to treat post-October capital losses of approximately $99,199,000 incurred in the eleven month period ended September 30, 2004 as having been incurred in the following fiscal year.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,315,266,781	$525,067,032	$(254,153,933)	$270,913,099

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Prior to February 2, 2004, Class C shares were sold with a 1% front-end sales charge and a CDSC of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. As of September 30, 2004 Prudential owned 1,068,458 Class A shares of the Fund.

Dryden Index Series Fund/Dryden Stock Index Fund	29

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2004:
Shares sold	1,306,693	$32,448,966
Shares issued in reinvestment of dividends	28,834	687,115
Shares reacquired	(701,854)	(17,430,219)

Net increase (decrease) in shares outstanding before conversion	633,673	15,705,862
Shares issued upon conversion from Class B	109,597	2,745,024

Net increase (decrease) in shares outstanding	743,270	$18,450,886

Year ended September 30, 2003:
Shares sold	1,226,324	$24,670,463
Shares issued in reinvestment of dividends	21,727	438,245
Shares reacquired	(969,707)	(19,779,113)

Net increase (decrease) in shares outstanding before conversion	278,344	5,329,595
Shares issued upon conversion from Class B	92,299	1,917,379

Net increase (decrease) in shares outstanding	370,643	$7,246,974

Class B
Year ended September 30, 2004:
Shares sold	866,610	$21,215,651
Shares issued in reinvestment of dividends	15,313	363,519
Shares reacquired	(726,347)	(17,826,863)

Net increase (decrease) in shares outstanding before conversion	155,576	3,752,307
Shares reacquired upon conversion into Class A	(110,423)	(2,745,024)

Net increase (decrease) in shares outstanding	45,153	$1,007,283

Year ended September 30, 2003:
Shares sold	1,272,789	$26,281,203
Shares issued in reinvestment of dividends	6,016	120,925
Shares reacquired	(770,348)	(15,492,006)

Net increase (decrease) in shares outstanding before conversion	508,457	10,910,122
Shares reacquired upon conversion into Class A	(92,921)	(1,917,379)

Net increase (decrease) in shares outstanding	415,536	$8,992,743

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Class C	Shares	Amount
Year ended September 30, 2004:
Shares sold	440,612	$10,787,507
Shares issued in reinvestment of dividends	7,495	177,929
Shares reacquired	(556,219)	(13,539,085)

Net increase (decrease) in shares outstanding	(108,112)	$(2,573,649)

Year ended September 30, 2003:
Shares sold	706,660	$14,628,306
Shares issued in reinvestment of dividends	3,296	66,243
Shares reacquired	(647,798)	(13,124,806)

Net increase (decrease) in shares outstanding	62,158	$1,569,743

Class Z
Year ended September 30, 2004:
Shares sold	9,660,237	$239,650,190
Shares issued in reinvestment of dividends	401,744	9,573,552
Shares reacquired	(12,194,001)	(302,374,688)

Net increase (decrease) in shares outstanding	(2,132,020)	$(53,150,946)

Year ended September 30, 2003:
Shares sold	9,851,946	$201,848,537
Shares issued in reinvestment of dividends	372,418	7,515,405
Shares reacquired	(9,830,445)	(201,552,043)

Net increase (decrease) in shares outstanding	393,919	$7,811,899

Class I
Year ended September 30, 2004:
Shares sold	10,726,204	$263,093,852
Shares issued in reinvestment of dividends	602,270	14,358,108
Shares reacquired	(21,591,969)	(539,380,984)

Net increase (decrease) in shares outstanding	(10,263,495)	$(261,929,024)

Year ended September 30, 2003:
Shares sold	12,101,081	$246,426,633
Shares issued in reinvestment of dividends	496,907	10,027,572
Shares reacquired	(11,576,831)	(236,992,774)

Net increase (decrease) in shares outstanding	1,021,157	$19,461,431

Dryden Index Series Fund/Dryden Stock Index Fund	31

Financial Highlights

Class A
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$22.38

Income from investment operations:
Net investment income(a)	.27
Net realized and unrealized gain (loss) on investment transactions	2.66

Total from investment operations	2.93

Less Dividends and Distributions:
Dividends from net investment income	(.26)
Distributions from net realized gains	—

Total dividends and distributions	(.26)

Net asset value, end of period	$25.05

Total Return(b):	13.16%
Ratios/Supplemental Data:
Net assets, end of period (000)	$85,082
Average net assets (000)	$76,034
Ratios to average net assets:(a)
Expenses, including distribution and service (12b-1) fees(f)	.63%
Expenses, excluding distribution and service (12b-1) fees	.39%
Net investment income	1.10%
For Class A, B, C, Z and I shares:
Portfolio turnover rate	5%

(a)	Net of expense subsidy.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c)	Annualized.
(d)	Commencement of offering of Class A shares.
(e)	Less than $.005 per share.
(f)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(g)	Not Annualized.

See Notes to Financial Statements.

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Class A
Year Ended September 30,			November 18, 1999(d) Through September 30, 2000
2003	2002	2001

$18.28	$23.30	$32.06	$31.53

.23	.21	.21	.12
4.07	(5.02)	(8.76)	.41

4.30	(4.81)	(8.55)	.53

(.20)	(.21)	(.21)	—
—	—	— (e)	—

(.20)	(.21)	(.21)	—

$22.38	$18.28	$23.30	$32.06

23.62%	(20.90)%	(26.81)%	1.68%

$59,374	$41,723	$41,198	$30,432
$51,350	$49,658	$37,775	$19,055

.65%	.65%	.65%	.65	%(c)
.40%	.40%	.40%	.40	%(c)
1.11%	.92%	.79%	.72	%(c)

2%	7%	3%	2	%(g)

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	33

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$22.16

Income (Loss) from investment operations:
Net investment income (loss)(a)	.08
Net realized and unrealized gain (loss) on investment transactions	2.64

Total from investment operations	2.72

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	—

Total dividends and distributions	(.09)

Net asset value, end of period	$24.79

Total Return(b):	12.27%
Ratios/Supplemental Data:
Net assets, end of period (000)	$108,217
Average net assets (000)	$110,193
Ratios to average net assets:(a)
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	.40%
Net investment income (loss)	.33%

(a)	Net of expense subsidy.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c)	Annualized.
(d)	Commencement of offering of Class B shares.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,			November 18, 1999(d) Through September 30, 2000
2003	2002	2001

$18.09	$23.06	$31.85	$31.53

.08	.05	.04	(.01)
4.02	(5.00)	(8.74)	.33

4.10	(4.95)	(8.70)	.32

(.03)	(.02)	(.09)	—
—	—	— (e)	—

(.03)	(.02)	(.09)	—

$22.16	$18.09	$23.06	$31.85

22.69%	(21.49)%	(27.39)%	1.01%

$95,729	$70,630	$76,668	$70,903
$82,986	$87,868	$78,694	$42,919

1.40%	1.40%	1.40%	1.40	%(c)
.40%	.40%	.40%	.40	%(c)
.38%	.16%	.05%	(.05	)%(c)

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	35

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$22.16

Income (Loss) from investment operations:
Net investment income(a)	.08
Net realized and unrealized gain (loss) on investment transactions	2.64

Total from investment operations	2.72

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	—

Total dividends and distributions	(.09)

Net asset value, end of period	$24.79

Total Return(b):	12.27%
Ratios/Supplemental Data:
Net assets, end of period (000)	$51,946
Average net assets (000)	$52,697
Ratios to average net assets:(a)
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	.40%
Net investment income (loss)	.33%

(a)	Net of expense subsidy.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c)	Annualized.
(d)	Commencement of offering of Class C shares.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

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Class C
Year Ended September 30,			November 18, 1999(d) Through September 30, 2000
2003	2002	2001

$18.09	$23.06	$31.85	$31.53

.07	.04	.05	—	(e)
4.03	(4.98)	(8.75)	.32

4.10	(4.94)	(8.70)	.32

(.03)	(.03)	(.09)	—
—	—	— (e)	—

(.03)	(.03)	(.09)	—

$22.16	$18.09	$23.06	$31.85

22.69%	(21.47)%	(27.37)%	1.01%

$48,823	$38,729	$43,487	$32,308
$43,820	$49,960	$41,230	$20,854

1.40%	1.40%	1.37%	1.37	%(c)
.40%	.40%	.37%	.37	%(c)
.38%	.16%	.09%	(.01	)%(c)

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$22.43

Income from investment operations:
Net investment income(a)	.34
Net realized and unrealized gain (loss) on investment transactions	2.65

Total from investment operations	2.99

Less Dividends and Distributions:
Dividends from net investment income	(.32)
Distributions from net realized gains	—

Total dividends and distributions	(.32)

Net asset value, end of year	$25.10

Total Return(b):	13.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$790,519
Average net assets (000)	$807,187
Ratios to average net assets:(a)
Expenses	.40%
Net investment income	1.33%

(a)	Net of expense subsidy.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(c)	Less than $.005 per share.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2003	2002	2001	2000

$18.32	$23.35	$32.12	$28.96

.28	.28	.28	.29
4.08	(5.03)	(8.78)	3.53

4.36	(4.75)	(8.50)	3.82

(.25)	(.28)	(.27)	(.32)
—	—	— (c)	(.34)

(.25)	(.28)	(.27)	(.66)

$22.43	$18.32	$23.35	$32.12

23.97%	(20.71)%	(26.67)%	13.28%

$754,206	$609,033	$794,954	$995,426
$693,096	$812,314	$928,287	$980,790

.40%	.40%	.40%	.40%
1.37%	1.16%	1.04%	.95%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	39

Financial Highlights

Cont’d

Class I
Year Ended September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$22.45

Income from investment operations:
Net investment income(a)	.39
Net realized and unrealized gain (loss) on investment transactions	2.62

Total from investment operations	3.01

Less Dividends and Distributions:
Dividends from net investment income	(.34)
Distributions from net realized gains	—

Total dividends and distributions	(.34)

Net asset value, end of year	$25.12

Total Return(b):	13.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,099,999
Average net assets (000)	$1,346,643
Ratios to average net assets:(a)
Expenses	.30%
Net investment income	1.43%

(a)	Net of expense subsidy.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(c)	Less than $.005 per share.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class I
Year Ended September 30,
2003	2002	2001	2000

$18.34	$23.38	$32.16	$28.99

.31	.30	.30	.33
4.08	(5.04)	(8.78)	3.53

4.39	(4.74)	(8.48)	3.86

(.28)	(.30)	(.30)	(.35)
—	—	— (c)	(.34)

(.28)	(.30)	(.30)	(.69)

$22.45	$18.34	$23.38	$32.16

24.08%	(20.64)%	(26.58)%	13.38%

$1,213,338	$972,700	$1,210,995	$1,501,345
$1,118,408	$1,278,422	$1,431,444	$1,317,874

.30%	.30%	.30%	.30%
1.48%	1.26%	1.14%	1.05%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Index Series Fund—Dryden Stock Index Fund

We have audited the accompanying statement of assets and liabilities of the Dryden Index Series Fund—Dryden Stock Index Fund hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2003 and the financial highlights for the periods presented prior to September 30, 2004, were audited by another independent registered public accounting firm, whose report dated, November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2004) as to the federal tax status of dividends paid by the Fund during such fiscal year. During 2004, the Fund paid dividends of $.26, $.09, $.09, $.32 and $.34 per Class A share, Class B share, Class C share, Class Z share and Class I share, respectively, from ordinary income. Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended September 30, 2004 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2004. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 2004 federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended September 30, 2004.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dryden Index Series Fund/Dryden Stock Index Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1996(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

44	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Trustee since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden Index Series Fund/Dryden Stock Index Fund	45

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Quantitative Management Associates LLC or “QMA”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

46	Visit our website at www.jennisondryden.com

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after September 30, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Dryden Index Series Fund/Dryden Stock Index Fund	47

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/2004
	One Year	Five Years	Ten Years	Since Inception
Class A	9.48% (9.43)	N/A	N/A	–4.56% (–4.62)
Class B	7.27 (7.23)	N/A	N/A	–4.84 (–4.89)
Class C	11.27 (11.23)	N/A	N/A	–4.63 (–4.69)
Class I	13.50 (13.46)	–1.43% (–1.49)	N/A	3.61 (3.56)
Class Z	13.41 (13.36)	–1.53 (–1.58)	10.68% (10.63)	10.22 (10.18)

Average Annual Total Returns (Without Sales Charges) as of 9/30/2004
	One Year	Five Years	Ten Years	Since Inception
Class A	13.16% (13.11)	N/A	N/A	–3.91% (–3.97)
Class B	12.27 (12.23)	N/A	N/A	–4.64 (–4.70)
Class C	12.27 (12.23)	N/A	N/A	–4.63 (–4.69)
Class I	13.50 (13.46)	–1.43% (–1.49)	N/A	3.61 (3.56)
Class Z	13.41 (13.36)	–1.53 (–1.58)	10.68% (10.63)	10.22 (10.18)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 11/18/99; Class I, 8/1/97; and Class Z, 11/5/92.

The graph compares a $10,000 investment in the Dryden Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% and expense subsidization for Class A shares through September 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 3.25%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class I and Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower, as indicated in parentheses. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Index Series Fund/Dryden Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES

David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Dryden Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	262439102	262439201	262439300	262439409	262439508

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the
Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Stock Index Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden Stock Index Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	262439102	262439201	262439300	262439409	262439508

MF174E    IFS-A098332    Ed. 11/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-2991, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $16,700 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended September 30, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Trustees adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Trustees is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Index Series Fund, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Index Series Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Dryden Index Series Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Index Series Fund

By (Signature and Title)*	/s/ WILLIAM V. HEALEY
William V. Healey
Chief Legal Officer

Date November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date November 23, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 23, 2004

*	Print the name and title of each signing officer under his or her signature.